Pacific
                                Capital Funds(R)
                                       of
                                Cash Assets Trust
                         Supplement to the Prospectuses
                               Dated July 31, 2008

         In response to recent market volatility, the U.S. Treasury Department has established a Temporary Money Market Fund Guarantee Program (the "Program"), which is intended to add stability to the financial markets and to reassure money market fund investors.

         The Board of Trustees of Cash Assets Trust (the "Trust") approved its participation in the Program with respect to each of the Trust's three separate portfolios (each a "Fund"). The Trust accordingly applied and has been accepted to participate in the Program.

         The Program is designed to protect the value of those shares of any Fund held by a shareholder of record on September 19, 2008. It does not protect additions above levels held on September 19, 2008 to the accounts of such shareholders after that date, nor does it protect NEW shareholders who purchase shares of any Fund after that date.

         The Program has other terms, among which is that if on any day the net asset value per share of any Fund falls below $0.995 that Fund will be required to liquidate within 29 days unless within five days the net asset value of the Fund returns to $1.00. In the event of liquidation, a protected shareholder will receive a payment for each protected share equal to the shortfall between the amount received in liquidation of the Fund and $1.00. If the number of shares in any shareholder account fluctuates, the shareholder will be protected for the number of shares held on liquidation or for the number of shares held on September 19, 2008, whichever is less. Holders of unprotected shares may receive less than $1.00 upon liquidation.

         The Program is subject to an overall limit of $50 billion for all participating money market funds.

         Each Fund's cost to participate in the initial three months of the Program, 0.01% of the net asset value of the Fund on September 19, 2008, will be borne by the Fund. The Program will expire on December 18, 2008, unless the Secretary of the Treasury extends it, potentially through the close of business on September 18, 2009. If the Program is extended, the Board of Trustees will consider whether to continue to participate. The cost of such extended participation may also be borne by the Funds.

                         The date of this Supplement is
                                October 28, 2008